October 30, 1998

                             PIONEER MICRO-CAP FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 1998


The following information supplements the corresponding section in the Prospectus. Please consult the Prospectus for the full text of the revised section.

IV.      MANAGEMENT OF THE FUND

         Ms. Theresa A. Hamacher, chief investment officer of PMC since September 1, 1998, has general responsibility for PMC's investment operations. Ms. Hamacher joined PMC in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of PMC and executive vice president of all the Pioneer mutual funds.

         Day-to-day management of the Fund is the responsibility of Todd E. Grady and Ronald B. Saba, each a vice president of PMC. Mr. Grady joined PMC in 1993 and has been an investment professional since 1989. Mr. Saba joined PMC in 1997 and has been an investment professional since 1986. Prior to joining PMC, Mr. Saba was a vice president of Heartland Advisors from 1994 to 1997 and a portfolio manager for Household Commercial Financial from 1990 to 1994.

         Mr. Grady and Mr. Saba are assisted by a team of analysts which does research for managers overseeing several funds with similar investment objectives. Managers and analysts meet regularly to discuss holdings, prospective investments and portfolio composition.





                                                                       1098-5822
                                             (C) Pioneer Funds Distributor, Inc.